UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2021
(Date of Report/Date of earliest event reported)

SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	001-07626	39-0561070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)

(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.10 per share	SXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 1, 2021, Sensient Receivables LLC (“Sensient Receivables”), Sensient Technologies Corporation (the “Company”), and Wells Fargo Bank, National Association (“Wells Fargo”) entered into Amendment No. 7 (the “Amendment”) to that certain Receivables Purchase Agreement, dated as of October 3, 2016, among Sensient Receivables, as the seller, the Company, as the initial servicer and the performance guarantor, and Wells Fargo, as the purchaser.  The Receivables Purchase Agreement, as amended, together with a Receivables Sale Agreement and Performance Undertaking, establish the terms and conditions of a trade receivables securitization program (the “Receivables Securitization Program”).

The Amendment amends the Receivables Securitization Program to, among other things, (a) decrease the facility limit amount from $65 million to $30 million with an option for Sensient Receivables to make a one-time request for an increase in the facility limit by an amount not to exceed $35 million (with such increase being made at the discretion of Wells Fargo), (b) extend the termination date of the Receivables Securitization Program from October 1, 2021 to October 1, 2022, and (c) add mechanics relating to the transition from the use of London Interbank Offered Rate to Secured Overnight Financing Rate or such other replacement benchmark rate upon the occurrence of certain transition events or elections made by the parties, in each case pursuant to the terms of the Amendment.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 7 to Receivables Purchase Agreement, dated as of October 1, 2021, among Sensient Receivables LLC, Sensient Technologies Corporation, and Wells Fargo Bank, National Association.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION

By:	/s/ John J. Manning

Name:	John J. Manning

Title:	Senior Vice President, General Counsel, and Secretary

Date:	October 5, 2021